                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )


      FILED BY THE REGISTRANT X     FILED BY A PARTY OTHER THAN THE REGISTRANT


Check  the  appropriate  box:
 X  Preliminary  Proxy  Statement
    Definitive  Proxy  Statement
    Definitive  Additional  Materials
    Soliciting  Material  Under  Rule  14a-12

     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
                                FTS APPAREL, INC.
                (Name of Registrant as Specified In Its Charter)
                                FTS APPAREL, INC.
                   (Name of Person(s) Filing Proxy Statement)
PAYMENT  OF  FILING  FEE  (CHECK  THE  APPROPRIATE  BOX):
 X   No  fee  required.

     Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       1)  Title  of  each  class  of  securities  to which transaction applies:
       2)  Aggregate  number  of  securities  to  which  transaction  applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       4)  Proposed  maximum  aggregate  value  of  transaction:
       5)  Total  fee  paid:

     Fee  paid  previously  with  preliminary  materials.
     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
       1)  Amount  Previously  Paid:
       2)  Form,  Schedule  or  Registration  Statement  No.:
       3)  Filing  Party:
       4)  Date  Filed:

                                FTS APPAREL, INC.
                            1049C OXFORD VALLEY ROAD
                          LEVITTOWN, PENNSYLVANIA 19057
                                                                 January 5, 2003
Dear  Fellow  Stockholders:

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders of FTS Apparel, Inc. on Monday, January 26, 2004 at 10:30 a.m. at 939 Boyleston St., Boston, MA 02115.

     At this year's Annual Meeting you will be asked to elect the nominee directors recommended by FTS Apparel, Inc.'s Board of Directors, to approve an increase in our authorized common shares from 25 million to 150 million, to approve a change in our name from "FTS Apparel, Inc." to "FTS Group, Inc." and to approve our reincorporation from Colorado to Nevada. Such other business will be transacted as may properly come before the Annual Meeting.

      Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date, and return your proxy card promptly in the envelope provided. This will ensure your proper representation at the Annual Meeting. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Securities Transfer Corporation, 2591 Dallas Parkway Suite 102, Frisco, Texas 75034.

      Your vote is important. We appreciate a prompt return of your signed proxy card and hope to see you at the meeting.

     Cordially,

     /s/ Scott Gallagher

     Scott  Gallagher
     Chief  Executive  Officer

                                FTS APPAREL, INC.
                            1049C OXFORD VALLEY ROAD
                          LEVITTOWN, PENNSYLVANIA 19057
                                 (215) 943-9979

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 26, 2004

To  the  Stockholders  of  FTS  Apparel,  Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FTS Apparel, Inc., a Colorado corporation (the "Company"), will be held on Monday, January 26, 2004, at 10:30 a.m., local time, at 939 Boyleston St., Boston, MA 02115 for the following purposes:

     1. To elect three Directors to the Board of Directors with terms expiring at the 2005 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

     2. To increase our authorized shares of common stock from 25 million to 150 million.

     3. To change our name from "FTS Apparel, Incorporated" to "FTS Group, Incorporated."

     4.     To  change  our  state  of  incorporation  from  Colorado to Nevada.

     5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on December 23, 2003 as the record date for determination of Stockholders entitled to notice of and to vote at the Annual Meeting. Our stock transfer books will remain open.

      All stockholders  are  cordially  invited  to  attend  the  meeting.

 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO MARK, SIGN
           AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

     By order of the Board of Directors

                               /s/ Scott Gallagher
                               -------------------
     Scott Gallagher
                                       Secretary
Levittown,  PA
January  5,  2003


                                FTS APPAREL, INC.
                            1049C OXFORD VALLEY ROAD
                          LEVITTOWN, PENNSYLVANIA 19057
                                 (215) 943-9979

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JANUARY 5, 2003

PROXY  SOLICITATION  INFORMATION

  General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FTS Apparel, Inc. for use at the Annual
Meeting of Stockholders to be held on Monday, January 26, 2004, at 10:30 a.m., local time, at 939 Boyleston St., Boston, MA 02115 and at any adjournments thereof (the "Meeting").

  Cost  of  Solicitation

     The cost of this solicitation, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of our Common Stock for their expenses in forwarding proxy material to such beneficial owners. In addition to solicitation by mail, our officers, directors and employees, who will receive no extra compensation for their services, may solicit proxies personally or by telephone or facsimile.

 Mailing  of  Proxy  Statement,  Proxy  and  Form  10-K  Annual  Report

      This Proxy Statement and the accompanying Proxy will be mailed on or about January 5, 2003, to all Stockholders entitled to notice of and to vote at the Meeting.

      WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 AND RELATED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES TO EACH STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, WHO REQUESTS A COPY OF SUCH IN WRITING OR BY PHONE. REQUESTS SHOULD BE SENT TO FTS APPAREL, INC., 1049C OXFORD VALLEY RD., LEVITTOWN, PA 19057. OUR TELEPHONE NUMBER IS (215) 943-9979.

QUORUM, VOTES  REQUIRED  AND  TABULATION  OF  VOTES

  Stockholders Entitled to Vote

     The close of business on December 22, 2003 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on December 22, 2003, there were 17,700,240 shares of Common Stock outstanding and entitled to vote. With respect to all matters that will come before the Meeting, each stockholder may cast one vote for each share registered in his or her name on the record date.

 Quorum

      The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued, outstanding, and entitled to vote must be present to hold the Meeting. This is referred to as a quorum. Proxies received that withhold authority to vote for a nominee for election as a director and those that are marked as abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

  Votes  Required  for  Election  of  Directors

      The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Meeting is required for the election of directors. This means that the three nominees receiving the highest number of "For" votes will be elected as directors. A properly executed proxy marked "Withhold" or "For All Except" with respect to the election of one or more nominees will not be counted as a vote "cast" or have any effect on the election of such nominee or nominees.


Vote Required to Amend our Articles of Incorporation and our Reincorporation from Colorado to Nevada

     The affirmative vote of the holders of a majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Meeting is required to approve an increase in our authorized common shares from 25 million to 150 million, to approve a change in our name from "FTS Apparel, Inc." to "FTS Group, Inc." and to approve our reincorporation from Colorado to Nevada. A properly executed proxy marked "Abstain" with respect to this proposal will be treated as shares present or represented and entitled to vote on such proposal and will have the same effect as a vote against the proposal.

Returned  Proxy  Cards  Which  Do  Not  Provide  Voting  Instructions

      Proxies that are signed and returned will be voted in the manner instructed by a stockholder. If you sign and return your proxy card with no instructions, the proxy will be voted "For All Nominees" with respect to the election of all nominees for director named in this Proxy Statement and "For" the items set forth in Proposals 2, 3 and 4.

Broker Non-Votes

      If you hold your shares of Common Stock in "street name" (that is, through a broker, bank or other representative), you are considered the beneficial owner of the shares held in street name. As the beneficial owner, you have the right to direct your broker how to vote. Brokers who have not received instructions from beneficial owners generally have the authority to vote on certain "routine" matters, including the election of directors and ratification of the selection of auditors. With respect to a non-routine matter, a broker is not permitted to vote such shares on your behalf as to such matter. Shares representing such "broker non-votes" with respect to a non-routine matter will not be voted in favor of such matter and will also not be counted as votes cast on such matter. Accordingly, "broker non-votes" will have no effect on the outcome of the vote.

Changing  Your  Vote

      You may revoke your proxy at any time before the proxy is voted at the Meeting. In order to do this, you must:

     -     send  us written notice, stating your desire to revoke your proxy, or

     - send us a signed proxy that bears a later date than the one you intend to revoke, or

     - attend the Meeting and vote in person. In this case, you must notify the Inspector of Elections that you intend to vote in person.


Security  Ownership  of  Certain  Beneficial  Owners  and  Management

The following table sets forth, to our knowledge, certain information concerning the beneficial ownership of our common stock as of December 20, 2003 by each stockholder known by us to be (i) the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each current director, (iii) each of the executive officers named in the Summary Compensation Table who were serving as executive officers at the end of the 2002 fiscal year and (iv) all of our directors and current executive officers as a group:





                                         AMOUNT AND
                                         NATURE OF
                                         BENEFICIAL        PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER(1)  OWNERSHIP         OF CLASS(2)

James H.  Gilligan                        200,000            1.1%
W.  Scott  McBride                        500,000            2.9%
David R.  Rasmussen                        75,000              *
Scott Gallagher                         4,302,451           24.7%
Linda  Ehlen                              222,916            1.3%
Dutchess Advisors                       6,600,000 (3)       29.4%
  312 Stuart St., 3rd Floor
  Boston, MA  02116
LeRoy  Landhuis                         6,793,471 (4)       36.8%
  212  N.  Wahsatch  Avenue,
  Suite  301
  Colorado  Springs,  CO  80903
All directors and current executive
 officers as a group (5 persons)        5,300,367           30.4%

* Less than 1% of outstanding shares of Common Stock.



     (1) The address of all individual directors and executive officers is c/o FTS Apparel, Inc., 1049C Oxford Valley Rd., Levittown, PA 19057.

     (2) The number of shares of common stock issued and outstanding as of December 22, 2003 was 17,700,240 shares. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding on as of December 22, 2003, plus shares of common stock subject to options and warrants held by such person on December 22, 2003 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

     (3) This information is based on a 13G filed on April 16, 2003. Includes 600,000 shares owned by Dutchess Advisors and 1,000,000 shares owned by Michael Novielli, a principal of Dutchess Advisors. Additionally, this amount includes 5,000,000 shares that Dutchess may acquire upon conversion of debentures. The amount of shares we actually issue will depend upon our share price and the time of conversion and the length of time Dutchess holds the debentures.

     (4) Includes warrants for 1,036,000 shares of common stock, exercisable immediately for an exercise price of $1.50 per share, and expiring on April 19, 2010.

              PROPOSAL TO ELECT DIRECTORS TO THE BOARD OF DIRECTORS
                                 (PROPOSAL ONE)

Our Directors are elected annually. At each Annual Meeting of Stockholders, our directors are elected for a term of one year or until the directors' successors are duly elected and qualified. The Directors elected at this Meeting will be elected to serve until the 2005 Annual Meeting of Stockholders.
The Board of Directors has designated as director nominees Scott Gallagher, David Rasmussen and James Gilligan. Each of nominees is currently a director of the company.

The persons named in the proxy will vote to elect Scott Gallagher, David Rasmussen and James Gilligan as directors, unless authority to vote for the election is withheld by marking the proxy to that effect, or the proxy is marked with the names of directors as to whom authority to vote is withheld. In the event that any nominee shall become unable or unwilling to serve, the persons acting under the proxy may vote the proxy for the election of a substitute. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve. A plurality of the shares voted affirmatively at the Meeting is required to elect each nominee as a director.

Biographies  of  Officers  and  Directors

Set forth below is a brief description of the background of our directors based on information provided by them to us.

SCOTT GALLAGHER has served as our Chairman, President and Chief Executive Officer since January 11, 2002. Prior to joining us, and since 1999, Mr.
Gallagher had served as the president of About-Face Communications, LLC, a privately held business consulting firm located in Yardley, Pennsylvania. Prior to founding About-Face Communications, LLC, Mr. Gallagher was the chief investment officer and a general partner with the Avalon Stock Fund, a private hedge fund based in New York City. Prior to co-founding Avalon Stock Fund, from 1995 to 1999, Mr. Gallagher was a branch manager and founder of the Langhorne, Pennsylvania office for Scottsdale Securities, Inc., a national brokerage firm based in St. Louis, Missouri.

DAVID R. RASMUSSEN has served on our board of directors since February 10, 2002. He has been in the information technology field since 1992. Since 2000, Mr. Rasmussen has served as a Project leader for ERC, Inc., a subsidiary of General Electric. In his current position he provides IT solutions that enable business to drive core processes and grow profitable relationships. From 1997 through 2000 Mr. Rasmussen worked as a program analyst for National Association of Insurance Commissions. Mr. Rasmussen received a Bachelor's degree in Computer Technology from Rockhurst University in Kansas City Missouri. Mr. Rasmussen is a six sigma certified Green belt.

JAMES H. GILLIGAN has served on our board of directors since February 10, 2002. Currently Mr. Gilligan is a marine fuels broker/trader for World Fuel Services, Corp. In September 2001, Mr. Gilligan served as an independent sales consultant for Digital Descriptor Systems, Inc., a security/biometric company. From 1996 to 2001, Mr. Gilligan worked at Kristensons-Petroleum, Inc. as a broker/trader. Kristensons-Petroleum services ship owners, marine fuel suppliers and a network of independent brokers and traders around the world. Mr. Gilligan earned his BA in Liberal Arts from West Virginia University in Morgantown, West Virginia and his Associates in Liberal Arts from Brookdale Community College, in Lincroft, New Jersey.

Board  Committees

We do not have a separate Audit, Compensation or Nominating Committee. The full board performs the functions generally designated to such committees.

Board  Meetings

During the year ending December 31, 2002, the Board of Directors held 18 meetings. No director attended less than 75% of the Board meetings.

Executive  Compensation

The following table presents a summary of the compensation paid to our Chief Executive Officer during the last three fiscal years. Except as listed below, there are no bonuses, other annual compensation, restricted stock awards or stock options/SARs. No other executive officer earned more than $100,000 in the last three fiscal years.




                    Annual Compensation
Name And.  Year     Salary         Bonus         Other               Long Term
Principal                                        Annual             Compensation
Position                                         Compensation          Awards
                                                                 Securities    All
                                                                 Underlying    Other
                                                                 Options       Compensation
Scott .
Gallagher
Chief
Executive
Officer.   2002     $ 201,000 (1)    $25,000             0              0             0

LeRoy
Landhuis.  2002                      $19,750      $117,844 (2)          0             0
           2001                          0        $226,672 (3)          0             0
           2000
Mr. Landbuis is no longer our Chairman and Chief Executive Officer.  Mr. Gallagher became our Chairman and Chief Executive Officer on January 11, 2002.

(1) In 2002, we did not pay Mr. Gallagher in cash. Instead, we paid him 1,200,000 shares of stock valued at $120,000 pursuant to his employment contract. In addition, we paid him 1,145,833 shares that were converted into $75,000 and applied to his salary and 75,000 shares as board compensation valued at $6,000. At the end of the year Mr. Gallagher had $45,000 in unpaid accrued salary and bonuses.
(2) Represents compensation for services pursuant to a consulting agreement which was paid in the form of 315,201 shares of common stock valued at $.373869 per share.
(3) Includes 782,222 shares of common stock valued at $220,000 pursuant to a consulting agreement with the named executive officer and 142,500 shares of common stock valued at $6,672 issued pursuant to a registration rights agreement with the named executive officer.


Compensation  Agreements

On January 11, 2002, we entered into an executive employment agreement with Mr. Gallagher pursuant to which he was appointed our Chairman of the Board and Chief Executive Officer. The agreement provides him a base salary of $100,000 per year, the opportunity for bonuses based on our financial performance, 1,200,000 shares of our common stock and the right to participate in benefit programs maintained for our other employees. The agreement covers the period through the end of 2004, subject to earlier termination. The agreement provides that we may terminate his employment with "cause," as defined therein. In the event that his employment is terminated without cause, we must pay him for the balance of the original term.

Directors  Compensation

We compensate our directors at a quarterly rate of $2,000 payable in stock or cash at our discretion. Additionally, each director is entitled to be reimbursed for reasonable and necessary expenses incurred on our behalf.

Stock  Option  Plan

We have adopted a Non-Qualified Stock Option and Stock Grant Plan (the "Plan") for the benefit of key personnel and others providing significant services to us. An aggregate of 2,500,000 shares of our common stock have been reserved for issuance under the Plan, as amended.

The Plan is administered by our Board of Directors, which selects recipients of any stock options or grants, the number of shares and the terms and conditions of any options or grants to key persons defined in the Plan. In determining the value of services rendered to us for purposes of awards under the Plan, the Board considers, among other things, such person's employment position and relationship with us, his duties and responsibilities, ability, productivity, length of service or association, morale, interest in our company, recommendation by supervisors and the value of comparable services rendered by others in the community. All options granted pursuant to the Plan are exercisable at a price not less than the fair market value of the shares of common stock on the date of grant.

In 2001 and 2002 no options were granted under the Plan. We have options outstanding to purchase a total of 598,000 shares of our common stock at exercise prices ranging from $.81 per share to $2.75 per share.

Compensation Committee  Interlocks  and  Insider  Participation.

None of our directors or executive officer serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF SCOTT GALLAGHER, DAVID RASMUSSEN AND JAMES GILLIGAN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN THE PROXY.

            PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                              OF COMMON STOCK
                               (PROPOSAL TWO)

Our Articles of Incorporation currently authorize us to issue 25,000,000 shares of common stock and 5,000,000 shares of preferred stock, par value $.01 per share. As of December 22, 2003, we had issued and outstanding 17,700,240 shares of common stock, leaving us, in the opinion of our Board of Directors, with an insufficient number of shares of common stock available for issuance necessary for us to efficiently continue and grow our operations. Accordingly, the Board of Directors recommends an increase the number of shares of common stock we are authorized to issue from 25,000,000 shares to 150,000,000 shares.

     The additional shares of common stock to be authorized for issuance upon the adoption of such amendment would possess rights identical to the currently authorized common stock. The stockholders of common stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. All voting is on a non-cumulative basis. The stockholders of common stock do not have any preemptive rights, conversion rights, or applicable redemption or sinking fund provisions. The amendment to authorize the issuance of additional shares of common stock will not have any effect on the par value of the common stock. Nevertheless, the issuance of such additionally authorized shares of common stock would affect the voting rights of our current stockholders because there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if and when any such shares of common stock are issued in the future.

     If the Board of Directors determines that an issuance of shares of our common stock is in our best interest and our stockholders' best interest, the issuance of additional shares would have the effect of diluting the earnings per share or book value per share of the outstanding shares of common stock or the stock ownership or voting rights of a stockholder.

     An increase in the number of authorized shares of Common Stock will enable us to take advantage of various potential business opportunities through the issuance of our securities, including, without limitation, issuing stock dividends to existing stockholders, providing equity incentives to employees, officers or directors, establishing certain strategic relationships with other companies and expanding our business through acquisitions. We have no present agreements to acquire any such businesses.

Potential  Anti-takeover  Effects  of  the  Amendment

The increase in the number of authorized shares of common stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change of control without further action by the stockholders. Subject to applicable law and stock exchange requirements, we could issue shares of authorized and unissued common stock in one or more transactions that would make a change of control more difficult and therefore less likely. Any issuancee of additional shares could have the effect of diluting the earnings per share and book value per share of the outstanding shares of common stock or the stock ownership and voting rights of a person seeking to obtain control of our company.

The increase in authorized shares is reflected in our proposed Articles of Incorporation included with this proxy as Attachment B. However, this proposal is not dependent on shareholders approving our reincorporation, described in Proposal Four below. If this Proposal Two is approved by shareholders, but our reincorporation to Nevada is not approved by shareholders, we intend to amend our current Articles of Incorporation to reflect the increase in authorized shares.

THE BOARD OF DIRECTORS RECOMMENDS AN INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK,AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN THE PROXY.



     PROPOSAL TO CHANGE OUR NAME FROM "FTS APPAREL, INC." TO "FTS GROUP, INC."
                                (PROPOSAL THREE)

Our Board of Directors recommends changing our name from FTS Apparel, Inc. to FTS Group, Inc. in order to better reflect our current and planned future operations. Additionally, we have disposed of all businesses related to the apparel industry.

The currently outstanding stock certificates evidencing shares of our common stock bearing the name "FTS Apparel, Inc." will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

The change in our name is reflected in our proposed Articles of Incorporation included with this proxy as Attachment B. However, this proposal is not dependent on shareholders approving our reincorporation, described in Proposal Four below. If this Proposal Three is approved by shareholders, but our reincorporation to Nevada is not approved by shareholders, we intend to amend our current Articles of Incorporation filed in Colorado to reflect the change in our corporate name.

THE BOARD OF DIRECTORS RECOMMENDS A CHANGE IN OUR COMPANY NAME, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN THE PROXY.


                  PROPOSAL TO CHANGE OUR STATE OF INCORPORATION
                             FROM COLORADO TO NEVADA
                                 (PROPOSAL FOUR)

We propose to reincorporate from the State of Colorado to the State of Nevada. The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of December 23, 2003 (the "Merger Agreement"), by and between us and FTS Group, Inc. a Nevada corporation of the same name and our wholly owned subsidiary. On December 20, 2003, the boards of directors of each of the companies unanimously approved the merger agreement, and subsequently we, as the sole stockholder of FTS Nevada, adopted the merger agreement. The merger agreement is included as Attachment A to this proxy statement.

NO  CHANGE  IN  NAME,  BUSINESS,  JOBS,  PHYSICAL  LOCATION,  ETC.

The reincorporation merger will effect a change in our legal domicile, However, the reincorporation merger will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the reincorporation merger and will assume identical positions with FTS Nevada. There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers in the reincorporation merger as a result of the reincorporation. Upon the effective time of the reincorporation merger, your shares of common stock will be converted into an equivalent number of shares of common stock of FTS Nevada and such shares will continue to trade on the Over the Counter Bulletin Board under the symbol "FLIP."

REASONS FOR THE REINCORPORATION

Nevada is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Nevada is frequently revised and updated to accommodate changing legal and business needs. With our growth and changes in the composition of our management and board of directors in the recent year, we think it will be beneficial to us and our shareholders to obtain the benefits of Nevada corporate law.

Nevada courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Nevada corporate laws, with multiple cases concerning areas that no Colorado court has considered. Because our judicial system is based largely on legal precedents, the abundance of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages by allowing our board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Reincorporation from Colorado to Nevada also may make it easier to attract future candidates willing to serve on our board of directors, because many of such candidates already will be familiar with Nevada corporate law, including provisions relating to director indemnification, from their past business experience.

FTS  NEVADA

FTS Nevada, our wholly owned subsidiary, was incorporated on December 23, 2003 under the name "FTS Group, Incorporated" exclusively for the purpose of merging with us. The address and phone number of FTS Nevada's principal office are the same as currently exist. Prior to the reincorporation merger, FTS Nevada will have no material assets or liabilities and will not have carried on any business.

Upon completion of the reincorporation merger, the rights of the stockholders of FTS Nevada will be governed by Nevada corporate law and the Articles of Incorporation and the By-laws of FTS Nevada. The Nevada Articles of
Incorporation and the Nevada By-laws are attached to this proxy statement as Attachments B and C, respectively.

THE  MERGER  AGREEMENT

The merger agreement provides that we will merge with and into FTS Nevada, with FTS Nevada being the surviving corporation. Pursuant to the merger agreement, FTS Nevada will assume all of our assets and liabilities, including obligations under our outstanding indebtedness and contracts. Our existing board of directors and officers will become the board of directors and officers of FTS Nevada for identical terms of office. Our subsidiary will become a subsidiary of FTS Nevada.

At the effective time of the reincorporation merger, each outstanding share of Colorado common stock, automatically will be converted into one share of common stock of FTS Nevada. You will not have to exchange your existing stock certificates for stock certificates of FTS Nevada. However, after consummation of the reincorporation merger, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to FTS Nevada's transfer agent for cancellation, and obtain a new Nevada form of certificate. The merger agreement was unanimously approved by our Board of Directors and the Board of Directors of FTS Nevada and subsequently was adopted by us, as the sole stockholder of FTS Nevada. Approval of the reincorporation proposal (which constitutes approval of the merger agreement) requires the affirmative vote of the holders of a majority of our common stock.

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES  OF  REINCORPORATION

We intend the reincorporation to be a tax-free reorganization under the Internal Revenue Code (the "Code"). Assuming the reincorporation qualifies as a reorganization, the holders of our common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the reincorporation, and neither will FTS Apparel, Inc. or FTS Group, Inc. Each holder will have the same basis in our common stock received as a result of the reincorporation as that holder has in the corresponding FTS Group common stock held at the time the reincorporation occurs.

We have discussed solely U.S. federal income tax consequences and have done so only for general information. We did not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules (e.g., financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise). We did not address the tax consequences under state, local or foreign laws.

We based our discussion on the Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. We have neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences we discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.



EFFECTIVE  TIME

If approved by the requisite vote of the holders of shares of our common stock, it is anticipated that the reincorporation merger, and consequently the reincorporation, will become effective as soon as practicable after the Annual Meeting.

EFFECT  OF  NOT  OBTAINING  THE  REQUIRED  VOTE  FOR  APPROVAL

If the reincorporation proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and we will continue to be incorporated in Colorado.

THE BOARD OF DIRECTORS RECOMMENDS A CHANGE IN THE STATE OF INCORPORATION FROM COLORADO TO NEVADA, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN THE PROXY.

                                                                    ATTACHMENT A

                          AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER dated as of December 23, 2003 ("Agreement"), between FTS Apparel, Inc., a Colorado corporation, and FTS Group, Inc., a Nevada corporation.

                                    RECITALS

     The Board of Directors of FTS Apparel has approved a change of legal domicile to the State of Nevada and a simultaneous change of name as being in the best interests of the corporation and its shareholders. The change of legal domicile and change of name through the merger ("Merger") with FTS Group will take place under the terms and conditions set forth in this Agreement.

     In consideration of the respective representations, warranties, covenants and agreements contained in this Agreement, FTS Apparel and FTS Group hereby agree as follows:


                                    ARTICLE I

                                   THE MERGER

           1.01 THE MERGER. Upon the terms and subject to the conditions of this Agreement, and in accordance with the relevant provisions of the Colorado Business Corporation Act ("Colorado Statute") and the Nevada Business Corporation Act ("Nevada Statute"), respectively, FTS Apparel will be merged with and into FTS Group as soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Article IV of this Agreement. Following the Merger, FTS Group will continue as the surviving corporation and will continue its existence under the laws of the State of Nevada, and the separate corporate existence of FTS Apparel will cease.

           1.02 EFFECTIVE DATE. As soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Article IV of this Agreement, the Merger will be consummated by filing with the Secretaries of State of the States of Colorado and Nevada, respectively, Articles of Merger, and any other appropriate documents ("Articles of Merger") in accordance with the Colorado Statute and the Nevada Statute, respectively. The Merger will become effective at such time as the Articles of Merger are duly filed, or at such later time as specified in the Articles of Merger (the time the Merger becomes effective being the "Effective Date").

          1.03 EFFECTS OF THE MERGER. The Merger will have the effects specified in the Colorado Statute and the Nevada Statute, respectively.

          1.04     DIRECTORS  AND  OFFICERS  OF  FTS  GROUP.         After  the
Effective Date, the initial directors and officers of FTS Group, as the surviving corporation, will be the following person:

                 Scott Gallagher, President, Secretary, Director
                            David Rasmussen, Director
                            James Gilligan, Director

     Such person will serve until his successors will have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with FTS Group's Certificate of Incorporation and by laws.

                                   ARTICLE II

                               EXCHANGE OF SHARES

     2.01 SHARE EXCHANGE. On the Effective Date by virtue of the Merger, each share of common stock of FTS Apparel held by the shareholders of FTS Apparel will exchanged for one share of the common stock of FTS Group. Promptly after the Effective Date, FTS Group will issue to each shareholder of FTS Apparel a certificate representing the common stock to be issued to each shareholder and simultaneously each shareholder of FTS Apparel will exchange and surrender the certificate representing all of such shareholder's shares in FTS Apparel. At the close of business on the day of the Effective date, the stock ledger of FTS Apparel will be closed.

                                   ARTICLE III

                                    COVENANTS

         3.01     FURTHER  ACTION.    The  parties  will,  subject  to  the
fulfillment at or before the Effective Date of each of the conditions of performance set forth in Section IV herein, perform such further acts and execute such documents as may be reasonably required to effect the Merger.

         3.02     MEETING  OF  BREAKTHROUGH  SHAREHOLDERS.   FTS  Apparel  will
submit the Merger to its shareholders for their consideration and consent in accordance with the Colorado Statute and other provisions of applicable law. FTS Apparel will notify FTS Group that the consent of the shareholders has been obtained.

          3.03 BEST EFFORTS TO CLOSE. The parties hereto agree to use their best efforts to close the transactions contemplated hereby as soon as practicable after the execution of this Agreement.

                                   ARTICLE IV

                           CONDITIONS TO CONSUMMATION
                                  OF THE MERGER

         4.01 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligations of each party to effect the Merger are subject to the satisfaction or waiver, where permissible, prior to the Effective Date, of the following conditions:

     (a) This Agreement will have been approved by the affirmative vote of the shareholders of FTS Apparel by the requisite vote in accordance with applicable law;
     (b) No statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent), will have been enacted, entered, promulgated or enforced by any court or governmental authority which is in effect and has the effect of prohibiting the consummation of the Merger; provided, however, that each of the parties will have used its best efforts to prevent the entry of any injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered.

                                    ARTICLE V
                                  MISCELLANEOUS

     5.01 ASSIGNMENT, BINDING EFFECT; BENEFIT; ENTIRE AGREEMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assign any rights, remedies, obligations or liabilities under or by reason of this Agreement. This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings (oral and written) among the parties with respect thereto. No addition to or modification of any provision of this Agreement will be binding upon any party hereto unless made in writing and signed by all parties hereto.

     5.02 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision, clause, section or part of this Agreement is so broad as to be unenforceable, the provision, clause, section or part will be interpreted to be only so broad as is enforceable, and all other provisions, clauses, sections or parts of this Agreement which can be effective without such unenforceable provision, clause, section or part will, nevertheless, remain in full force and effect.

     5.03 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada without regard to its rules of conflict of laws.

     5.04 DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     5.05 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Agreement each of which may be signed by less than all of the parties hereto, but together all such copies will constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its respective officers hereunto duly authorized, all as of the day and year first above written.

FTS  APPAREL,  INC.
By:_/s/ Scott Gallagher____
Scott  Gallagher,  President

FTS  GROUP,  INC.
By:_/s/ Scott Gallagher___
Scott Gallagher,  President

                                                                   ATTACHMENT B

                            ARTICLES OF INCORPORATION
                                       OF
                                 FTS GROUP, INC.

                                        I

The  name  of  the  corporation  is  FTS  GROUP,  INC.

                                       II

The  name  of  the  registered  agent  and  registered  office  is:

                                 Scott Gallagher
                            1049c Oxford Valley Road
                          Levittown, Pennsylvania 19057

                                       III

         The purpose of the corporation shall be to engage in any lawful activity and any activities necessary, convenient or desirable to accomplish such purposes, not forbidden by law or these articles of incorporation.

                                       IV

         The total authorized capital of the corporation shall be 155,000,000 shares consisting of 150,000,000 shares of common stock, par value $0.001 per share and 5,000,000 shares of preferred stock, par value $0.01 per share. The board of directors shall have the authority, without any further approval of the shareholders, to establish the relative rights, preferences and limitations of any class of common or preferred stock. The consideration for the issuance of any shares of capital stock may be paid, in whole or in part, in money, services or other thing of value. The judgment of the directors as to the value of the consideration for the shares shall be conclusive. When the payment of the consideration for the shares has been received by the corporation, such shares shall be deemed fully paid and nonassessable.

                                        V

         The initial board of directors shall consist of three (3) members whose name and address are as follows:

               Scott Gallagher, David Rasmussen and James Gilligan

                            1049c Oxford Valley Road
                          Levittown, Pennsylvania 19057

     In accordance with the By-laws of the Corporation, the Board of Directors may be divided into classes, each class to be as nearly equal in number as possible, with the term of office of directors of the first class to expire at the first annual meeting of shareholders after their election, and the terms of the successive classes expiring at successive annual meetings of shareholders thereafter. At each annual meeting following such classification and division of the members of the Board of Directors, a number of directors equal to the number of directorships in the class whose term expires at the time of such meeting shall be elected to hold office for a term of years equal to the number of classes, and such term shall expire at the annual meeting held during the final year of the term.

                                       VI

                     The incorporator of the corporation is:

                                 Scott Gallagher
                            1049c Oxford Valley Road
                          Levittown, Pennsylvania 19057

                                       VII

         The corporation shall indemnify to the fullest extent not prohibited by law any person who was or is a party or is threatened to be made a party to any legal proceeding against all expenses (including attorney's fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such proceeding. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts of omissions prior to such repeal or modification.

VII

          1. The rights of holders of Common Shares to receive dividends or share in the distribution of assets in the event of liquidation, dissolution or winding up of the affairs of the Corporation shall be subject to the preferences, limitations and relative rights of the Preferred Shares fixed in the resolution or resolutions which may be adopted from time to time by the Board of Directors of the Corporation providing for the issuance of one or more series of the Preferred Shares.

          2. The holders of the Common Shares shall be entitled to one vote for each Common Share held by them of record at the time for determining the holders thereof entitled to vote.




                                      IX

     1. The shares of Series A Convertible Preferred Stock shall consist of a maximum of 150,000 shares, which shall be issued at such times and for such consideration as the Board of Directors shall determine in its discretion, subject to these Articles of Amendment. Prior to any conversion of the Series A Convertible Preferred Stock into shares of the Common Stock as described in paragraph 6 below, the holders (or any subsequent holders) may only transfer the Series A Convertible Preferred Stock in a transaction involving the transfer of all unconverted shares of the Series A Convertible Preferred Stock to the subsequent holder.

     2. The issue price of the Series A Convertible Preferred Stock shall be $1.00 per share.

     3. The holders of the Series A Convertible Preferred Stock shall be entitled to receive, out of any assets of the Corporation lawfully available for dividends pursuant to the laws of the State of Nevada, preferential fixed dividends at the rate of 10% per annum ($.10 per year) pro rated to the date of issuance, for a period of 24 months after issuance, payable annually on or before December 31 of each such calendar year before any dividend shall be declared or paid upon or set apart for the Common Stock. Beginning on the first day of the 25th month and continuing until the expiration of 60 months from the date of issuance, unless sooner converted, the dividend shall be calculated as 3.75% of the "net profits" of the Corporation and payable annually on or before 90 days from the closing of the Corporation's fiscal year. Payment of dividends for any portion of a fiscal year shall be prorated. For purposes of this paragraph 3, net profits shall be calculated after taxes and determined with reference to the financial statements of the Company, prepared in accordance with generally accepted accounting principles and filed with the United States Securities and Exchange Commission. If for any reason such financial statements are not filed with the Commission, such determination shall none the less be made with reference to the financial statements prepared in accordance with generally accepted accounting principles. Such dividends upon the Series A Convertible Preferred Stock shall be cumulative from the date of issue so that if dividends for any past dividend period shall not have been paid thereon the deficiency shall be fully paid (but without interest), before any dividend shall be paid upon or set apart for the Common Stock or any other series of Preferred Stock. If shares of the Series A Convertible Preferred Stock are converted during any calendar year pursuant to paragraph 6 below, then the preferential dividend provided for in this paragraph 3 with respect to such converted shares shall be pro-rated for the applicable period of such year prior to conversion and shall be payable 90 days after completion of the fiscal year.

     4. No new series of Preferred Stock shall be granted senior dividend preferences over the preferential dividend rights of Series A Convertible Preferred Stock.

     5. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holder of the Series A Convertible Preferred Stock shall be entitled, before any assets of the Corporation shall be distributed among or paid over to the holders of the Common Stock or any other Preferred Stock, to be paid $1.00 per share of Series A Convertible Preferred Stock together with a sum of money equivalent to preferential dividends to which shares of Series A Convertible Preferred Stock may be entitled, if any, from the date which preferential dividends on such Series A Convertible Preferred Stock became cumulative to the date of payment thereof, less the amount of preferential dividends theretofore paid thereon. In the event of any authorization of a new series of Preferred Stock having liquidation preferences, the shares having liquidation preferences shall be subordinate to and not be entitled to liquidation preferences senior to or equal to the Series A Convertible Preferred Stock. After the making of full payment of liquidation preferences to the holders of the Series A Convertible Preferred Stock, the remaining assets of the Corporation shall be distributed ratably to any other Preferred Stock having liquidation preferences in accordance with their priorities and then ratably among the holders of the Common Stock and any other series of Preferred Stock without liquidation preferences.

     6.   (a)       The  holder  of  the  shares  of  the  Series  A Convertible
Preferred Stock shall have the right, at its option, at any time and from the time to time on any business day, up to and including the close of business on April 13, 2003 (or if such day shall not be a business day the immediately preceding business day), to convert, subject to the terms of this section (including adjustment), all of the shares of the Series A
Convertible Preferred Stock into shares of Common Stock on a one for one basis. On April 14, 2003, any shares of Series A Convertible Preferred Stock which have not been converted shall be automatically converted with no further action by the holder. The holder of the shares of Series A Convertible Preferred Stock shall be entitled to exercise the foregoing conversion rights in minimum increments of 10,000 shares of Series A Convertible Preferred Stock; provided, that the final increment to be converted may be less than 10,000 shares of Series A Convertible Preferred Stock. Only whole shares of Series A Convertible Preferred Stock may be converted and only whole shares of Common Stock may be issued as a result of conversion.

          (b) In order to convert shares of the Series A Convertible Preferred Stock into Common Stock, the holder thereof shall deliver the stock certificates representing the shares to be converted to the Corporation at its then principal office, accompanied by written notice ("Conversion Notice") that it elects to convert the shares represented thereby into shares of Common Stock in accordance with the provisions of this paragraph 6. Said Conversion Notice shall specify the number of shares of Series A Preferred Stock to be converted.

     (c) As promptly as practicable after the surrender as hereinabove provided of stock certificates representing the shares to be converted into Common Stock, accompanied by a duly completed and executed Conversion Notice, the Corporation shall deliver or cause to be delivered to the holder, certificates representing the whole number of fully paid and non-assessable shares of Common Stock of the Corporation into which said shares are being converted, and, if less than all of the shares represented by the surrendered stock certificates are converted, new stock certificates for the whole shares not so converted. Such conversion shall be deemed to have been made immediately following the close of business on the date that such shares, accompanied by duly completed and executed Conversion Notice, shall have been duly surrendered for conversion as herein provided, so that the holder entitled to receive the shares of Common Stock upon conversion of the Series A Convertible Preferred Stock shall at such time be treated for all purposes as having become the record holder of such shares of Common Stock immediately following the close of business on such date and the rights of the holder of such converted shares, as such holder, shall cease at such time. The issuance of certificates for shares of Common Stock upon the conversion shall be made without charge to the holder of the converted shares for any stock transfer or issue tax in respect of the surrender of shares for conversion, or the issuance of such certificates for the shares receivable on conversion. Converted shares shall be canceled and shall not be reissued. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock a sufficient number of shares for the purpose of effecting the conversion or exchange for the Series A Convertible Preferred Stock then deliverable upon the conversion or exchange of the entire Series A Convertible Preferred Stock at the time outstanding.

          (d) The Conversion Rate shall be subject to adjustment from time to time as follows:

               (i) If at any time or times after the date hereof the Corporation shall effect a reorganization, shall merge with or consolidate into another Corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business and, pursuant to the terms of such reorganization, merger, consolidation or disposition of assets, shares of stock or other securities, property or assets of the Corporation (or the successor, transferee or affiliate of the Corporation) or cash are to be received by or distributed to the holders of Common Stock, then the holders of the Series A Convertible Preferred Stock shall have the right thereafter to receive, upon conversion thereof, the number of shares of stock or other securities, property or assets of the Corporation (or the successor, transferee or affiliate of the Corporation), or cash receivable upon or as a result of such reorganization, merger, consolidation or disposition of assets by holder of the number of shares of Common Stock into which such Series A Convertible Preferred stock was convertible immediately prior to such event and the Corporation shall make lawful provision therefor as part of such transaction. The provisions of this subdivision (i) shall similarly apply to successive reorganizations, mergers, consolidations or dispositions of assets.

               (ii) Whenever the Conversion Rate shall be adjusted pursuant to this paragraph 5(d), the Corporation shall forthwith obtain, and cause to be delivered to the holders of the Series A Convertible Preferred Stock, a certificate signed by the President, Vice President or Treasurer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the new Conversion Rate. In the case referred to in subdivision (i), such a certificate shall be issued describing the amount and kind of stock, securities, property of assets or cash which shall be receivable upon conversion of the Series A Convertible Preferred Stock after giving effect to the provisions of such subdivision (i).

     (e) In case at any time the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or there shall be any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value) or any transfer of all or substantially all of the assets of the Corporation to or consolidation or merger of the Corporation with or into any other person, or any voluntary of involuntary dissolution, liquidation or winding-up of the Corporation; then, and in each event, the Corporation will mail or cause to be mailed to the holder of Series A Convertible Preferred Stock a notice specifying (x) the date on which any such record is to be taken for the purpose of distribution of such subscription right, and stating the amount and character of such subscription right, and (y) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock shall be entitled to exchange their shares of deliverable upon such reorganization, reclassification, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified if lawful and practicable.

     7. The Series A Convertible Preferred Stock and the shares of Common Stock issuable on conversion thereof may not be transferred without prior compliance with the Securities Act of 1933 and restrictive legends to such effect may be placed upon and stop transfer orders issued with respect to the stock certificates representing such shares.

     8. The holder of the Series A Convertible Preferred Stock shall be entitled to one vote for each share held of record so long as the Preferred Stock is outstanding. Holders of the Series A Convertible Preferred Stock shall vote as a single class with holders of the Common Stock, except as otherwise provided by applicable law.

     9. The Series A Convertible Preferred Stock may be redeemed on or after April 13, 1999 in cash, at any time or from time to time, in whole or in part at the option of the Corporation at the redemption price of $1.00 per share plus accrued but unpaid dividends. Notice of the proposed redemption shall be sent by or on behalf of the Corporation, by certified mail, postage prepaid to the holders of record of the Series A Convertible Preferred Stock at their respective addresses as the same shall appear on the records of the Corporation, not less than thirty days prior to the date fixed for redemption notifying the holder of the election of the Corporation to redeem the share and the date of redemption, stating the date on which the shares shall cease to be convertible and stating the place or places at which the shares called for redemption shall be redeemed in the name and address of the redemption agent. When notice of redemption shall have been given as hereinabove provided, and the Corporation shall not default in the payment of the redemption price, then the holders of the shares called for redemption shall be entitled to all the preferences and rights afforded by this resolution until and including the date immediately prior to the redemption date, except that the conversion rights shall terminate as provided in the notice, which shall not be less than 25 days from the date of notice. If the Corporation shall fail to make payment or delivery on the redemption date, then the holder shall be entitled to all such preferences and rights until the date prior to the date when the Corporation actually makes payment. From and after that time, the shares called for redemption shall no longer be deemed outstanding.

IN WITNESS WHEREOF, I have executed these Articles of Incorporation this 23rd day of December, 2003.


                                               /s/  SCOTT  GALLAGHER
                                               ---------------------------------
                                               Scott  Gallagher,  Incorporator

                                                                    Attachment C

                                     BY-LAWS
                                       OF
                                 FTS GROUP, INC.

                                    ARTICLE I
                                    ---------
                        SHAREHOLDERS:  MEETING AND VOTING
                        ---------------------------------

1.1     PLACE  OF  MEETINGS.
        -------------------

     Meetings of the shareholders shall be held at the corporation's principal office, or at such other location as shall be designated in the notice of meeting.

1.2     ANNUAL  MEETINGS.
        ----------------

     The annual meeting of the shareholders shall be held beginning with the year 2004. The time and date of such meeting may be established by the Board of Directors provided that notice of the date and time of the annual meeting is given in accordance with these By-Laws. At the annual meeting, the shareholders shall elect by vote a Board of Directors, consider reports of the affairs of the corporation, and transact such other business as may properly be brought before the meeting.

1.3     SPECIAL  MEETINGS.
        -----------------

     Special meetings of the shareholders may be called at any time by the President, the Board of Directors, by the holders of not less than one-tenth (1/10th) of all the shares entitled to vote at such meeting, and as otherwise provided in the Nevada Business Corporation Act, as amended (the "Act").

1.4     NOTICE  OF  MEETINGS.
        --------------------

     1.4.1 Written or printed notice, in a comprehensible form, stating the date, time and place of the meeting, and in case of a special meeting, a description of the purpose or purposes for which the meeting is called, shall be delivered not earlier than sixty (60) nor less than ten (10) days before the meeting date, in person, telegraph, teletype, or other form of wire or wireless communication, by mail or private carrier, by or at the direction of the President, Secretary, other officer or persons calling the meeting. If mailed, the notice is effective when deposited postpaid in the United States mail, correctly addressed to the shareholder's address shown on the Corporation's current record of shareholders. In all other cases, the notice shall be effective when received by the shareholders.

     1.4.2 If a shareholders' meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place, if the new date, time or place is announced at the meeting before adjournment, unless a new record date for the adjourned meeting is or must be fixed under the Act, in which event notice of the adjourned meeting must be given to the persons who are shareholders as of the new record date.

1.5     VOTING  ENTITLEMENT  OF  SHARES.
        -------------------------------

     Unless the Articles of Incorporation provide otherwise, or except as provided by the Act, each outstanding share, regard-less of class, is entitled to one vote on each matter voted on at a shareholders' meeting. Only shares are entitled to vote.

1.6     QUORUM  AND  VOTING.
        -------------------

     1.6.1 Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation or the Act provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

     1.6.2 Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting.

     1.6.3 If a quorum exists, action on a matter, other than the election of directors, by a voting group, is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or the Act requires a greater number of affirmative votes.

     1.6.4 Unless otherwise provided in the Articles of Incorporation, Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

     1.6.5 If the Articles of Incorporation or the Act provides for voting by a single group on a matter, action on that matter is taken when voted upon by that voting group in accordance with these By-Laws.

     1.6.6 If the Articles of Incorporation or the Act provides for voting for two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately as provided by these By-Laws.

1.7     PROXIES.
        -------

     A shareholder may vote shares in person or by written proxy signed by the shareholder or the shareholder's attorney in fact and delivered to the secretary or other officer or agent of the Corporation authorized to tabulate votes.

1.8     RECORD  DATE.
        ------------

     The record date for determining the shareholders entitled to notice of a shareholders' meeting, to demand a special meeting, to vote or to take other action, shall, unless otherwise determined by the Board of Directors in advance of such action, be the date of such notice, demand, vote, or other action.

1.9     SHAREHOLDERS'  LIST  FOR  MEETING.
        ---------------------------------

     After fixing a record date for a meeting, the corporation shall prepare an alphabetical list of the names of all of its shareholders who are entitled to notice of a shareholders' meeting. The list must be arranged by voting group, and within each voting group by class or series of shares, and show the address of and number of shares held by each shareholder. The shareholders' list must be available for inspection by any shareholder, beginning two business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting is to take place. The corporation shall make the shareholders' list available at the meeting, and any shareholder, the shareholder's agent, or attorney is entitled to inspect the list at any time during the meeting or any adjournment thereof. Failure to prepare or make available the list of stockholders shall not effect the validity of actions taken at the meeting.

                                   ARTICLE II
                                   ----------
                                    DIRECTORS
                                    ---------

2.1     POWERS.
        ------

     The business and affairs of the corporation shall be managed by a Board of Directors which shall exercise or direct the exercise of all corporate powers except to the extent shareholder authorization is required by the Act, the Articles of Incorporation, or these By-Laws.

2.2     NUMBER.
        ------

     The number of the members of the Board of Directors shall be not less than one, nor more than seven.

2.3     ELECTION  AND  TERM  OF  OFFICE.
        -------------------------------

     Except as provided in the Articles of Incorporation, the directors shall be elected at the annual meeting of the share-holders. The terms of office of the directors shall begin immediately after election and shall expire at the next annual shareholders' meeting following their election and when their successors are duly elected and qualified. The directors need not be residents of this state, or shareholders of the corporation.

2.4     VACANCIES.
        ---------

     2.4.1 A vacancy on the Board of Directors shall exist upon the death, resignation, or removal of any director, in the event an amendment of the By-Laws is adopted increasing the number of directors, or in the event that the directors determine that it is desirable to elect one or more additional directors within the variable-range of the number of directors established by these By-Laws.

     2.4.2 Unless the Articles of Incorporation provide otherwise, a vacancy may be filled by the shareholders, the Board of Directors, or if the Directors remaining in office constitute fewer than a quorum of the Board, they may fill the vacancy by an affirmative vote of a majority of all of the Directors remaining in office.

     2.4.3 The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected, and when his/her successor has been duly elected and qualified.

     2.4.4 A vacancy that will occur at a specific later date, by reason of a resignation submitted in accordance with the Act, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

     2.4.5 Except as provided by the Articles of Incorporation or the Act, during the existence of any vacancy, the remaining directors shall possess and may exercise all powers vested in the Board of Directors, notwithstanding lack of a quorum of the board.

     2.4.6 The shareholders may remove one or more directors with or without cause at a special meeting of share-holders called for that purpose pursuant to a meeting notice indicating removal as one of the purposes. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove the director. A director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director.

2.5     MEETINGS.
        --------

     2.5.1 The annual meeting of the Board of Directors of this corporation shall be held immediately following the annual meeting of the shareholders, which meeting shall be considered a regular meeting as to which no notice is required.

     2.5.2 Regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting.

     2.5.3 Special meetings of the Board of Directors for any purpose or purposes may be called by an officer or director of the corporation in accordance with the notice provisions of Section 2.6 of these By-Laws.

2.6     NOTICE  OF  SPECIAL  MEETINGS.
        -----------------------------

     Special meetings of the Board of Directors must be preceded by at least two
(2) days' notice of the date, time and place of the meeting. The notice need not describe the purpose of such meetings. Notice of special meetings of the Board of Directors may be in writing or oral, and may be communicated in person, by telephone, telegraph, teletype, or other form of wire or wireless communication, by mail or by private carrier. Written notice, if in comprehensible form, is effective at the earliest of the following: (a) when received; (b) five (5) days after its deposit in the U.S. Mail, as evidenced by the postmark, if mailed postpaid and correctly addressed; or (c) on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee. Oral notice is effective when communicated, if communicated in a comprehensible manner.

2.7     MANNER  OF  CONDUCTING  MEETINGS.
        --------------------------------

     The Board of Directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through, use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.8     QUORUM.
        ------

     Unless the Articles of Incorporation or these By-Laws provide otherwise, a quorum of the Board of Directors consists of a majority of the number in office immediately before the meeting begins.

2.9     COMPENSATION.
        ------------

     Unless the Articles of Incorporation provide otherwise, the Board of Directors may fix the compensation of directors, and authorize the corporation to reimburse the directors for their reasonable expenses incurred while attending meetings of the Board and while engaged in other activities on behalf of the corporation.

                                   ARTICLE III
                                   -----------
                                    OFFICERS
                                    --------

3.1     DESIGNATION,  ELECTION  AND  QUALIFICATIONS.
        -------------------------------------------

     The officers shall include a President, and a Secretary. The officers may include Vice-President(s), Treasurer, Assistant Secretary, or Assistant Treasurer as the Board of Directors shall, from time to time, appoint. Officers need not be members of the Board of Directors. The officers shall be elected by, and hold office at the pleasure of the Board of Directors. Any two offices may be held by the same person.

3.2     COMPENSATION  AND  TERM  OF  OFFICE.
        -----------------------------------

     3.2.1 The compensation and term of office of the officers of the corporation shall be fixed by the Board of Directors. Any officer may be removed either with or without cause, by action of the Board of Directors.

     3.2.2 An officer may resign at any time by delivering notice to the corporation. A resignation is effective when the notice is effective under the Act, unless the notice specifies a later effective date. If a resignation is made effective at a later date and the corporation accepts the future effective date, Board of Directors may fill the pending vacancy before the effective date provided that the successor does not take office until the effective date.

3.3     PRESIDENT.
        ---------

     The President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business affairs of the corporation. He shall, when present, preside at all meetings of the share-holders and of the Board of Directors. He shall be an ex-officio member of all committees, if any, shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-Laws. He may sign, with the Secretary or any other proper officer of the corporation authorized by the Board of Directors, certificates for shares of the corporation, deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors authorizes to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the directors or by these By-Laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed.

3.4     VICE-PRESIDENT.
        --------------

     The Vice-President(s), if any, shall perform such duties as may be assigned to him/her by the President or the Board of Directors. In the event of the death, disability, inability or refusal to act of the President, the Vice-President shall perform the duties and exercise the powers of the President unless otherwise designated by the Board of Directors. In the event the corporation has more than one Vice-President, the Executive Vice-President or, if none, the Vice-President in charge of administration, shall be the officer acting in the stead of the President as provided in this section.

3.5     SECRETARY.
        ---------

     3.5.1 The Secretary shall keep or cause to be kept at the principal office of the corporation or such other place as the Board of Directors may order, a book of minutes of all meetings of directors and shareholders showing the time and place of the meeting, whether it was required by the By-Laws of the corporation, how authorized, the notice given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings of each meeting.
     3.5.2 The Secretary shall keep or cause to be kept at the principal office or at the office of the corporation's transfer agent, a share register or duplicate share register, showing the names of the shareholders and their addresses, the number of shares of each class held by each, and the number and date of cancellation of each certificate surrendered for cancellation.

     3.5.3 The Secretary shall give or cause to be given such notice of the meetings of the shareholders and of the Board of Directors as is required by the By-Laws. He/she shall keep the seal of the corporation, if any, and affix it to all documents requiring a seal, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or By-Laws.

3.6     TREASURER.
        ---------

     The Treasurer, if any, shall be responsible for the funds of the corporation, receive and give receipts for monies due and payable to the corporation from any source whatsoever, deposit all such monies in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with these By-Laws, shall pay the funds of the corporation out only on the checks of the corporation signed in the manner authorized by the Board of Directors, and, in general, perform all of the duties incident to the office of Treasurer and such other duties as, from time to time, may be assigned to him/her by the President or the Board of Directors.

3.7     ASSISTANTS.
        ----------

     The Board of Directors may appoint or authorize the appointment of assistants to any officer. Such assistants may exercise the power of such officer and shall perform such duties as are prescribed by the Board of Directors.

                                   ARTICLE IV
                                   ----------
                                   COMMITTEES
                                   ----------

The Board of Directors may appoint from among its members one or more committees of two (2) or more members, in accordance with and subject to the restrictions of the Act.

                                    ARTICLE V
                                    ---------
                         CONTRACTS, CHECKS AND DEPOSITS
                         ------------------------------

5.1     CHECKS,  DRAFTS,  ETC.
        ----------------------

     All checks, drafts, or other orders for the payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the corporation, shall be signed by such person or persons and in the manner as shall be determined from time to time by resolution of the Board of Directors.

5.2     DEPOSITS.
        --------

     All funds of the corporation not otherwise employed shall be deposited, from time to time, to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

5.3     CONTRACTS,  INSTRUMENTS.
        -----------------------

     The Board of Directors may, except as otherwise provided in the By-Laws, authorize any officer or agent to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credits, or to render it liable for any purpose or for any amount.

                                   ARTICLE VI
                                   ----------
                       CERTIFICATES AND TRANSFER OF SHARES
                       -----------------------------------

6.1     CERTIFICATES  FOR  SHARES.
        -------------------------

     6.1.1 Certificates for shares shall be in such form as the Board of Directors may designate and shall indicate the state law under which the corporation is organized. The certificates shall state the name of the record holder of the shares represented thereby, the number of the certificate, the date of issuance and the number of shares for which it is issued, the par value of such shares, if any, or that such shares are without par value, and the series and class of such shares. If the corporation is authorized to issue different classes of shares or different series of shares within a class, the designations, relative rights, preferences and limitations of each class, the variations in rights, preferences and limitations determined for each series, and the authority of the Board of Directors to determine variations for future series shall be summarized on the front or back of each certificate, or, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder with this information on request in writing, and without charge. Each certificate shall state or make reference on its front or back to any liens, purchase options or restrictions on transfer.

     6.1.2 Each share certificate must be signed, either manually or in facsimile, by the President or a Vice-President and the Secretary or an Assistant Secretary.

6.2     TRANSFER  ON  THE  BOOKS.
        ------------------------

     Upon surrender to the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

6.3     LOST,  STOLEN,  OR  DESTROYED  CERTIFICATES.
        -------------------------------------------
     If a certificate is represented as being lost, stolen, or destroyed, a new certificate shall be issued in its place upon such proof of the loss, theft, or destruction and upon the giving of such bond or other security as may be required by the Board of Directors.

6.4     TRANSFER  AGENTS  AND  REGISTRARS.
        ---------------------------------

     The Board of Directors may from time to time appoint one or more specific transfer agents and one or more registrars for the shares of the corporation who shall have such powers and duties as the Board of Directors may specify.

                                   ARTICLE VII
                                   -----------
                          INDEMNIFICATION AND LIABILITY
                          -----------------------------

7.1     INDEMNIFICATION.
        ---------------

     The corporation shall indemnify to the fullest extent not prohibited by law any person who was or is a party or is threatened to be made a party to any proceeding (as hereinafter defined) against all expenses (including attorney's fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such proceeding.

7.2     ADVANCEMENT  OF  EXPENSES.
        -------------------------

     Expenses incurred by a director or officer in defending a proceeding shall, in all cases, be paid by the corporation in advance of the final disposition of such proceeding at the written request of such person, if the person:

     7.2.1 Furnishes the corporation a written affirmation of the person's good faith belief that such person is entitled to be indemnified by the corporation under this article or under any other indemnification rights granted by the corporation to such person; and

     7.2.2 Furnishes the corporation a written undertaking to repay such advance to the extent it is ultimately determined by a court that such person is not entitled to be indemnified by the corporation under this article or under any other indemnification rights granted by the corporation to such person. Such advances shall be made without regard to the person's ultimate entitlement to indemnification under this article or otherwise.

7.3     DEFINITION  OF  PROCEEDINGS.
        ---------------------------

     The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the right of the corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, in which a person may be or may have been involved as a party or otherwise by reason of the fact that the person is or was a director or officer of the corporation or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the corporation, or is or was serving at the request of the corporation as a director, officer or fiduciary of an employee benefit plan of another corporation, partnership, joint venture, trust or other enterprise, whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification or advancement of expenses can be provided under this article.

7.4     NON-EXCLUSIVITY  AND  CONTINUITY  OF  RIGHTS.
        --------------------------------------------

     The indemnification and entitlement to advancement of expenses provided by this article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the articles of incorporation or any statute, agreement, general or specific action of the board of directors, vote of stock holders or otherwise, shall continue as to a person who has ceased to be a director or officer, shall inure to the benefit of the heirs, executors, and administrators of such a person and shall extend to all claims for indemnification of advancement of expenses after the adoption of this article.

7.5     AMENDMENTS.
        ----------

     Any repeal of this article shall only be prospective and no repeal or modification hereof shall adversely affect the rights under this article in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding.

7.6     DIRECTOR  LIABILITY.
        -------------------

     No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for conduct as a director; provided that this section 7.6 shall not eliminate the liability of a director for any act or omission for which sum elimination of liability is not permitted under the Oregon Business Corporation Act. No amendment to the Oregon Business Corporation Act that further limits the acts or omissions for which elimination of liability is permitted shall affect the liability of a director for any act or omission which occurs prior to the effective date of such amendment.


                                  ARTICLE VIII
                                  ------------
                               GENERAL PROVISIONS
                               ------------------

8.1     AMENDMENT  OF  BY-LAWS.
        ----------------------

     Except as otherwise provided by the Act or the Articles of Incorporation, the By-Laws may be amended by the Board of Directors or the shareholders.
When-ever amendments or new By-Laws are adopted, they shall be placed in the minute book with the original By-Laws in the appropriate place. If any By-Law is repealed, the fact of repeal and the date on which the repeal occurred shall be stated in such book and place.

8.2     DIVIDENDS.
        ---------

     Except as provided by the Act or the Articles of Incorporation, the directors may, from time to time, declare and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

8.3     SEAL.
        ----

     The directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation, the state of incorporation, year of incorporation and the words "corporate seal".

8.4     ACTION  WITHOUT  MEETING.
        ------------------------

     Any action which the Act, the Articles of Incorporation or by the By-Laws require or permit the shareholders or directors to take at a meeting may be taken without a meeting if the action is taken by all of the shareholders or directors entitled to vote on the matter, evidenced by one or more written consents describing the action taken, signed by each shareholder or director, as the case may be, and included in the minutes or filed with the corporate records reflecting the action taken.

8.5     WAIVER  OF  NOTICE.
        ------------------

     A shareholder or director may, at any time, waive any notice required by the Act, the Articles of Incorporation or the By-Laws. Any such waiver shall be in writing, signed by the shareholder or director entitled to the notice and shall be delivered to the corporation for inclusion in the minutes or corporate records.



                                                                 Attachment D
                          PROXY CARD

                  FTS  APPAREL,  INC.
  THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS
       ANNUAL  MEETING  OF  STOCKHOLDERS  -  JANUARY  26,  2003

The undersigned stockholder of FTS Apparel, Inc. (the "Company") hereby appoints Scott Gallagher and JAMES H. GILLIGAN (each with power to act without the others and with power of substitution) proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on January 26, 2003, and at any adjournment thereof, with all the power the undersigned would possess if personally present, and to vote, as designated on the reverse side of this card, all shares of Common Stock of the Company which the undersigned may be entitled to vote at said Meeting, hereby revoking any proxy heretofore given. Each of the matters referred to on the reverse side of this card is more fully described in the Notice of and Proxy Statement for the Meeting, receipt of which is hereby acknowledged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

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

     Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

1.     Election  of  Directors:

          (01)  Scott  Gallagher
          (02)  JAMES  H.  GILLIGAN
          (03)  DAVID  R.  RASMUSSEN


                    FOR                              WITHHELD
                    ALL                              FROM ALL
                 NOMINEES                            NOMINEES


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.)

2. Proposal to increase our authorized shares of common stock from 25 million to 150 million.

For                    Against                    Abstain

3. Proposal to change our name from "FTS Apparel, Incorporated" to "FTS Group, Incorporated."


For                    Against                    Abstain
4. Proposal to change our state of incorporation from Colorado to Nevada.

For                    Against                    Abstain

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment thereof. Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please  be  sure  to  sign  and  date  this  Proxy.
Stockholder  sign  here:  _________________  Date: _________ Co-owner sign here:
_________________  Date:  _________